LIR PREMIER MONEY MARKET FUND
                     LIR PREMIER TAX-FREE MONEY MARKET FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000

                                                                 August 18, 2000

Dear Investor,

           The purpose of this supplement is to notify you that the ultimate parent company of the funds' adviser, administrator and distributor, Mitchell Hutchins Asset Management Inc. ("MHAM"), and UBS AG ("UBS") announced on July 12, 2000 that they had entered into an agreement and plan of merger under which MHAM's ultimate parent will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, the parent company and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.